(BSNS WIRE)   Strong Technical Inc. Announces Reverse Stock Split and Change of
Name & Trading Symbol
Strong Technical Inc. Announces Reverse Stock Split and Change of Name & Trading Symbol

Business Editors / Food Writers

  NEW YORK--(BUSINESS WIRE)--Feb. 21, 2006--
Strong Technical Inc. (OTCBB:ZHNP) today announced a one-for-35.349 reverse split of its common stock, effective as of the close of business on February 16, 2006. In connection with the reverse split, the company also changed its name to Zhongpin Inc., which change became effective on February 16, 2006. References in this press release to Zhongpin Inc. will include filings and actions taken when the company's name was Strong Technical Inc.

     As a result of the reverse split, holders of Zhongpin shares will receive one share of Zhongpin common stock for every 35.349 shares they currently own, and a cash payment will be made in lieu of fractional shares to the extent that an individual's holdings are not evenly divisible by 35.349. Securities Transfer Corporation will serve as the exchange agent in connection with the reverse split and will be mailing instructions to all record holders explaining the process for obtaining new stock certificates. Post-split trading of Zhongpin shares on the Over-The-Counter Market on the NASD Electronic Bulletin Board (OTCBB) began on February 17, 2006 under the new ticker symbol "ZHNP."

     As a result of shares exchange transaction with Falcon Link Investment Limited on January 30, 2006, Zhongpin acquired Falcon Link Investment Limited. Falcon Link's subsidiary, Henan Zhongpin Food Share Co., Ltd., is principally engaged in the production and distribution of fresh and frozen pork, processed meat products and vegetables in twenty provinces in the People's Republic of China (PRC) and to select export markets. Henan Zhongpin Food Share Co. distributes its products in the PRC through major supermarkets including Lianhua Supermarket Group, Metro (China) Group, and Carrefour China and through retail stores that exclusively carry the company's "Zhongpin" brand pork products. Other major customers include Wal-Mart China, McDonald's and Tianjin Meat Processing Factory. Additional information about the share exchange transaction and Henan Zhongpin Food Share Co.'s business is available in Zhongpin's Current Report on Form 8-K filed with the Securities and Exchange Commission on February 2, 2006.


     Forward-Looking Statements

     This press release contains certain statements that may include 'forward-looking statements' within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than

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statements of historical facts, included herein are 'forward-looking statements.' These forward-looking statements are often identified by the use of terms and phrases such as 'expect,' 'estimate,' 'project,' 'plan,' 'believe,' 'achievable,' 'anticipate' and similar terms and phrases. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release.

     The Company's actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those discussed in the Company's periodic reports that are filed with and available from the Securities and Exchange Commission. All forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by these factors. Other than as required under the securities laws, the Company does not assume a duty to update these forward-looking statements.




KEYWORD: ASIA PACIFIC NORTH AMERICA NEW YORK UNITED STATES CHINA INDUSTRY
KEYWORD: PROFESSIONAL SERVICES FINANCE RETAIL FOOD/BEVERAGE RESTAURANT ERGER/ACQUISITION
SOURCE: Zhongpin Inc.


CONTACT INFORMATION:
DeHeng Chen Chan LLC, New York
Xiaomin Chen, Esq., 212-608-6500